                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               GENSYM CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                               GENSYM CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Gensym Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 21, 1997 at 10:00 a.m., at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts (the "Meeting") for the purpose of considering and voting upon the following matters:

     1. To elect two Class I Directors of the Company to serve for the ensuing three years;

     2.   To approve the Company's 1997 Stock Incentive Plan;

     3. To approve an amendment to the Company's 1995 Director Stock Option Plan to increase the annual stock option grant thereunder from 2,000 shares to 3,000 shares;

     4. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1997; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                          By Order of the Board of Directors,

                                          Lowell B. Hawkinson
                                          Secretary
April 18, 1997



     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               GENSYM CORPORATION
                            125 CambridgePark Drive
                              Cambridge, MA 02140

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Gensym Corporation (the "Company") at the Annual Meeting of Stockholders to be held on Wednesday, May 21, 1997 at 10:00 a.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and vote in person.

     On March 31, 1997, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 6,268,486 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 18, 1997. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, ATTENTION OF MARCIA A. TALBOT, INVESTOR RELATIONS ADMINISTRATOR, 125 CAMBRIDGEPARK DRIVE, CAMBRIDGE, MA 02140.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 31, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the directors and director nominees of the Company,
(iii) the Chief Executive Officer and the four executive officers listed in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) the directors and executive officers of the Company as a group.

                                                                          AMOUNT AND NATURE OF
                                                                         BENEFICIAL OWNERSHIP(1)
                                                                      -----------------------------
                                                                                         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                  NUMBER OF SHARES    CLASS(2)
------------------------------------                                  ----------------   ----------
Kopp Investment Advisors, Inc. (3)..................................       758,050          12.1%
6600 France Avenue South
Suite 672
Edina, MN 55435

Edward Fredkin (4)..................................................       664,884          10.6
Hyslop Road
Brookline, MA

The TCW Group, Inc. (5).............................................       541,700           8.6
865 Figueroa Street
Los Angeles, CA 90017

Lowell B. Hawkinson (6)(7)..........................................       440,000           7.0
Robert L. Moore (6).................................................       335,000           5.3
John A. Shane (8)...................................................       277,970           4.4
Theodore G. Johnson (9).............................................       203,675           3.2
Nancy E. Pfund (10).................................................       197,438           3.1
Stephen N. Gregorio (11)............................................        27,200           *
Thomas E. Swithenbank...............................................         2,000           *
Raymond T. Wood, Jr. (12)...........................................            --           *
James T. Pepe.......................................................            --           *
All executive officers and directors as a group (10 persons) (13)...     1,602,903          25.4%

---------------
* Less than 1%

(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 1997 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Number of shares deemed outstanding includes 6,268,486 shares outstanding as of March 31, 1997 plus any shares subject to options held by the person in question which are currently exercisable or exercisable within 60 days after March 31, 1997.

(3) The information reported is based on a Schedule 13G, dated January 27, 1997, filed with the Securities and Exchange Commission by Kopp Investment Advisors, Inc. ("KIA") and LeRoy C. Kopp, the sole stockholder of KIA, as amended on February 7, 1997. KIA is a registered investment advisor, in which capacity it has sole voting power over 50,000 shares and shared dispositive power over 748,050 shares. Mr. Kopp has sole voting power over 60,000 shares, sole dispositive power over 10,000 shares and, through his control of KIA, shared dispositive power over 748,050 shares.

(4) Includes shares of Common Stock held jointly with Mr. Fredkin's spouse. Includes 6,000 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997. Mr. Fredkin resigned from the Board of Directors in August 1996.

(5) The information reported is based on a Schedule 13G, dated February 12, 1997, filed with the Securities and Exchange Commission by The TCW Group, Inc. ("TCW") and Robert Day. TCW is a Parent Holding Company, in which capacity it controls several registered investment advisors and has sole voting and sole dispositive power over 541,700 shares. Mr. Day, an individual who may be deemed to control TCW, has sole voting power and sole dispositive power over 541,700 shares.

(6) The business address of the stockholder is c/o Gensym Corporation, 125 CambridgePark Drive, Cambridge, MA 02140.

(7) Includes 6,000 shares held by The Laura Elizabeth Hawkinson Irrevocable Trust, and 6,000 shares held by The Sarah Almer Irrevocable Trust, the beneficiaries of which are Mr. Hawkinson's children, as to which shares Mr. Hawkinson disclaims beneficial ownership. Also includes 8,000 shares held by Jacquelyn Hawkinson, the spouse of Mr. Hawkinson, as to which shares Mr. Hawkinson disclaims beneficial ownership.

(8) Includes 257,685 shares held by The Palmer Organization III L.P., as to which shares Mr. Shane disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Shane is a General Partner of Palmer Partners, L.P., the General Partner of The Palmer Organization III L.P. Also includes 894 shares held by Palmer Service Corporation of which Mr. Shane is the President and sole stockholder. Also includes 6,800 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997.

(9) Includes 6,800 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997.

(10) Includes 189,959 shares held by Hambrecht & Quist Environmental Technology Fund, a California limited partnership. The general partner of Hambrecht & Quist Environmental Technology Fund is Hambrecht & Quist Environmental Managers. The general partner of Hambrecht & Quist Environmental Managers is Hambrecht & Quist Environmental Principals. Ms. Pfund is a general partner of Hambrecht & Quist Environmental Principals. Also includes 6,800 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997.

(11) Includes 2,000 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997. Mr. Gregorio resigned his position with the Company effective January 29, 1997.

(12) Mr. Wood resigned his position with the Company effective December 31, 1996.

(13) Includes 30,820 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following March 31, 1997.

VOTES REQUIRED

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter is required for the ratification of the appointment of the Company's independent auditors and for the approval of the Company's 1997 Stock Incentive Plan and the proposed amendment to the Company's 1995 Directors Stock Option Plan.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with members of each class holding office for a staggered three-year term. The terms of Ms. Pfund and Mr. Shane (Class I Directors) will expire at the 1997 Annual Meeting of Stockholders; the terms of Messrs. Johnson and Hawkinson (Class II Directors) will expire at the 1998 Annual Meeting of Stockholders; and the term of Dr. Moore (Class III Director) will expire at the 1999 Annual Meeting of Stockholders. Upon the expiration of the term of a class of directors at each annual meeting of stockholders, directors will be elected (or reelected) to serve within such class for a succeeding three-year term. Ms. Pfund has elected not to be a candidate for reelection as a Class I Director.

     The persons named in the enclosed proxy will vote to elect, as Class I Directors, Mr. Shane and Thomas E. Swithenbank, the director nominees named below, unless the proxy is marked otherwise. Mr. Shane is currently a director of the Company.

     Each Class I Director will be elected to hold office until the Annual Meeting of Stockholders held in 2000 and until his or her successor is elected and qualified. The nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that either of the nominees will be unable to serve if elected.

     For each member of the Board of Directors and the director nominees for election as Class I Directors, there follows information given by each concerning his principal occupation and business experience for the past five years, the names of other publicly held companies of which he serves as a director, and his age and, if applicable, length of service as a director of the Company.

NOMINEES FOR TERMS EXPIRING IN 2000 (CLASS I DIRECTORS)

                                   PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE      DIRECTOR
NAME                        AGE    DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS    SINCE
----                        ---    --------------------------------------------------   --------
John A. Shane............   64     Since 1972, Mr. Shane has been president of Palmer     1995
                                   Service Corporation, a venture capital management
                                   company and, since 1981, a general partner of
                                   Palmer Partners L.P., the general partner of The
                                   Palmer Organization III L.P. Mr. Shane is also a
                                   director of Arch Communications Group, Inc.,
                                   Eastern Bank Corporation, Overland Data, Inc.,
                                   Summa Four, Inc., and United Asset Management
                                   Corporation, and a Trustee of the New England
                                   Investment Company's Family of Mutual Funds.

Thomas E. Swithenbank....   52     Since 1990, President and Chief Executive Officer       N/A
                                   of Harte-Hankes Data Technologies, a computer
                                   software and service company specializing in
                                   database marketing systems. Mr. Swithenbank is
                                   also a director of Pegasystems, Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 1998 (CLASS II DIRECTORS)

                                   PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE      DIRECTOR
NAME                        AGE    DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS    SINCE
----                        ---    --------------------------------------------------   --------
Lowell B. Hawkinson......   53     Chairman of the Board, Chief Executive Officer,        1986
                                   Director, Treasurer and Secretary of the Company
                                   since 1986. Mr. Hawkinson is also a director of
                                   Genrad Corporation.

Theodore G. Johnson......   64     Independent consultant since 1982. Mr. Johnson is      1986
                                   also a director of Candela Corporation and a
                                   number of privately held corporations.

DIRECTOR WHOSE TERM EXPIRES IN 1999 (CLASS III DIRECTORS)

                                   PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE      DIRECTOR
NAME                        AGE    DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS    SINCE
----                        ---    --------------------------------------------------   --------
Robert L. Moore..........   54     President of the Company since 1986.                   1986

     For information relating to shares of Common Stock owned by each of the directors and the director nominees, see "Security Ownership of Certain Beneficial Owners and Management."

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met 13 times during 1996. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and administers and grants stock options pursuant to the Company's employee stock plans. The Compensation Committee met four times during 1996. The members of the Compensation Committee are Messrs. Johnson and Shane.

     The Board of Directors has an Audit Committee, which reviews the results and scope of the audit, and other services provided by the Company's independent public accountants and reviews the Company's internal controls. The Audit Committee held three meetings during 1996. The members of the Audit Committee are Mr. Shane and Ms. Pfund.

     The Board of Directors has a Finance Committee, which reviews and makes recommendations on the Company's investment and financing strategies. The Finance Committee did not meet in 1996. The members of the Finance Committee are Dr. Moore, Ms. Pfund and Mr. Shane.

DIRECTOR COMPENSATION

     Directors of the Company did not receive any cash compensation for their services for 1996, although directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. Non-employee directors are eligible to receive stock options under the Company's 1995 Director Stock Option Plan, and all directors are eligible to receive stock options under the Company's 1994 Stock Option Plan and will be eligible to receive awards under the Company's 1997 Stock Incentive Plan, if such plan is approved by the stockholders.

     On December 10, 1996 the Board of Directors approved the payment of director's fees commencing on January 1, 1997. Directors who are not employees of the Company will receive $12,000 per year for the fiscal year ending December 31, 1997, plus $1,000 for attendance at each meeting of the Board of Directors and $750 for attendance at each meeting of a committee on which the director serves.

     In July 1995, the Company granted nonqualified options to purchase 15,000 shares of Common Stock at an option exercise price of $7.50 per share to Messrs. Johnson and Shane and Ms. Pfund, each a non-employee director of the Company, under the 1994 Stock Option Plan. Each option vested immediately with respect to 3,000 shares and vests in four equal annual installments with respect to the balance of the shares.

COMPENSATION TO EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the annual and long-term compensation of the Chief Executive Officer of the Company and each of the Named Executive Officers for the two years ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                          ANNUAL COMPENSATION      ---------------
                                                       -------------------------     SECURITIES
NAME AND                                                       SALARY     BONUS      UNDERLYING
PRINCIPAL POSITION                                     YEAR     ($)      ($)(1)    OPTIONS/SARS(#)
------------------                                     ----   --------   -------   ---------------
Lowell B. Hawkinson..................................  1996   $200,000        --            --
Chief Executive Officer                                1995   $197,538        --            --

Robert L. Moore......................................  1996   $200,000        --            --
President                                              1995   $191,308        --            --

Stephen N. Gregorio (2)..............................  1996   $137,000        --            --
Vice President, Finance and                            1995   $136,770        --        10,000
Chief Financial Officer

Raymond T. Wood, Jr. (3).............................  1996   $190,000   $28,500            --
Vice President, Sales                                  1995   $184,731   $74,000            --

James T. Pepe........................................  1996   $160,000        --            --
Vice President, Engineering                            1995   $155,654        --            --

---------------

(1) In accordance with the rules of the Securities Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.

(2) Mr. Gregorio resigned his position with the Company effective January 29, 1997.

(3) Mr. Wood resigned his position with the Company effective December 31, 1996.

OPTION GRANTS

     There were no stock option grants made during fiscal 1996 to any of the Named Executive Officers.

YEAR-END OPTION TABLE

     The following table summarizes certain information regarding stock option exercises by each of the Named Executive Officers during 1996 and stock options held as of December 31, 1996 by each of the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SHARES            VALUE OF UNEXERCISED
                           NUMBER OF SHARES                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             ACQUIRED ON       VALUE     OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END
                               EXERCISE       REALIZED   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
NAME                             (#)           ($)(1)                (#)                         ($)(2)
----                       ----------------   --------   ---------------------------   ---------------------------
Lowell B. Hawkinson.......        --             --                 --                             --
Robert L. Moore...........        --             --                 --                             --
Stephen N. Gregorio (3)...       2,800        $ 54,320         48,400/18,800                 $329,776/$ 86,472
Raymond T. Wood, Jr. (4)..        --             --            40,000/--                     $177,600/--
James T. Pepe.............       8,000        $100,000          8,000/24,000                 $ 35,520/$106,560

---------------

(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2) Value of unexercised in-the-money options represents the difference between the closing price of the Company's Common Stock on December 31, 1996 ($11.94) and the exercise price of the option, multiplied by the number of shares subject to the option.

(3) Mr. Gregorio resigned his position with the Company effective January 29, 1997.

(4) Mr. Wood resigned his position with the Company effective December 31, 1996.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer, the President and the other executive officers named in the Summary Compensation Table, and setting the compensation for these individuals.

     The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement by the Company of net income goals and the achievement by the executives of certain assigned objectives. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

     The compensation programs for the Company executives generally consist of three elements based upon the foregoing objectives: base salary; annual cash bonus; and a stock-based equity incentive in the form of participation in the Company's stock option plans. In establishing base salaries for executives, including the

Chief Executive Officer, the Compensation Committee monitors salaries at other companies, particularly those that are in the same industry as the Company or related industries and/or located in the same general geographic area as the Company, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance in establishing base salaries of executives. In addition, in 1996 the Compensation Committee hired the consulting firm of William Mercer Inc. to review its compensation arrangements.

     The Compensation Committee generally structures cash bonuses by linking them to annual financing goals and the achievement by the executives of certain assigned objectives. The individual objectives set for executive officers of the Company are generally both objective and subjective in nature and include such goals as bookings, revenue, profit and departmental objectives. The Compensation Committee believes that these arrangements tie the executive's performance closely to a key measure of success of the Company or the executive's business unit. In 1996 neither Mr. Hawkinson nor Dr. Moore received a bonus. The Compensation Committee believes that the substantial equity position in the Company held by these executive officers provides them with adequate incentives.

     Stock option grants are designed to make a portion of the overall compensation of the executive officers receiving such award vary depending upon the performance of the Company Common Stock. As a result of the applicable vesting arrangements, such grants also serve as a means for the Company to retain the services of these individuals. No stock option grants were made to the Named Executive Officers in 1996.

     The compensation philosophy applied by the Compensation Committee in establishing the compensation for the Company's Chief Executive Officer is the same as for the other executive officers. The Compensation Committee set Mr. Hawkinson's salary for 1996 at $200,000. The Compensation Committee believes that such a base salary is appropriate in light of the factors described above.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In this regard, the Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). Based on the compensation awarded to the executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. While the Committee does not currently intend to qualify its incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

                                          John A. Shane
                                          Theodore G. Johnson



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation Committee are Messrs. Shane and Johnson. No executive officer of the Company has served as director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

CERTAIN TRANSACTIONS

     Mr. Raymond T. Wood, Jr., the Company's Vice President, Marketing resigned his position with the Company effective December 31, 1996. In accordance with a Severance Agreement dated December 6, 1996, Mr. Wood will receive severance compensation in the total amount of $147,605.34 from January 1, 1997 to September 30, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by individuals required to make filings ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 1996 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except as follows. On February 16, 1996, Mr. Troy A. Heindel, the Company's Vice President, Support Services and Chief Information Officer, purchased 800 shares of Common Stock and on February 21, 1996 Mr. Heindel sold 300 shares of Common Stock. Such transactions were reported on a Form 4 filed on May 10, 1996. Within six months prior to the Company's initial public offering, Ms. Kathy L. Kessel, the Company's Vice President, Marketing, acquired shares of Common Stock of the Company and on February 16, 1996 Ms. Kessel purchased 1,500 shares of Common Stock. Such transactions were reported on a Form 4 filed on September 10, 1996. On December 12, 1996, Ms. Kessel sold 627 shares of Common Stock. Such transaction was reported on a Form 5 filed on February 10, 1997. Within six months prior to the Company's initial public offering, Mr. Michael Levin, the Company's then Vice President, Technology, sold shares of Common Stock. Such transaction was reported on an amended Form 4 for February 1996, filed on September 10, 1996. On December 10, 1996, the Company canceled an option held by Mr. Andrew Zoldan, the Company's then Vice President, Business Applications, and issued a new option to Mr. Zoldan. Such transactions were reported on a Form 4 filed on March 13, 1997.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the period from February 16, 1996 through December 31, 1996 with the cumulative total return on (i) the Nasdaq Composite Index, and (ii) the Nasdaq Computer & Data Processing Services Index. The comparison assumes the investment of $100 on February 16, 1996 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. Prior to February 16, 1996, the Company's Common Stock was not registered under the Exchange Act.

                                 [LINE GRAPH]

----------------------------------------------------------------------------------------------
                                                               2/16/96           12/31/96
----------------------------------------------------------------------------------------------
  Gensym                                                         100               115
----------------------------------------------------------------------------------------------
  Nasdaq Composite Index                                         100               119
----------------------------------------------------------------------------------------------
  Nasdaq Computer & Data Processing Services                     100               128
----------------------------------------------------------------------------------------------

STOCK PLANS

     The Company's stock plans are comprised of the 1987 Stock Plan, the 1994 Stock Option Plan, the 1995 Director Stock Option Plan and the 1995 Employee Stock Purchase Plan. The Board of Directors has resolved not to grant any more options under the 1987 Stock Plan. The terms of the 1995 Director Stock Option Plan are summarized below under "PROPOSAL 3 -- APPROVAL OF AMENDMENT TO 1995 DIRECTOR STOCK OPTION PLAN." The following is a summary of the material terms of the Company's 1994 Stock Option Plan and 1995 Employee Stock Purchase Plan.

1994 STOCK OPTION PLAN

     The 1994 Stock Option Plan (the "1994 Plan") was adopted by the Board of Directors in January 1994 and approved by the stockholders of the Company in May 1994. Under the terms of the 1994 Plan, the Company is authorized to grant incentive and nonstatutory options to purchase shares of the Common Stock of the Company to employees and directors of, and consultants and advisors to, the Company. A total of 534,850 shares of Common Stock may be issued upon exercise of options granted or awards made under the 1994 Plan. As of March 31, 1997, options to purchase a total of 304,500 shares at a weighted average exercise price of $11.11 per share were outstanding under the 1994 Plan and 206,980 shares remained available for future grants and awards. These options generally vest in five equal annual installments commencing on the date of grant.

     Stock option grants under the 1994 Plan, and all questions of interpretation with respect to the 1994 Plan, are determined by the Compensation Committee of the Board of Directors. Stock option grants under the 1994 Plan entitle the optionee to purchase Common Stock from the Company, for a specified exercise price, during the periods specified in the applicable option agreement. The Compensation Committee selects the persons to whom options are granted, and determines the number of shares covered by each option, its exercise price, its vesting schedule and its expiration date. Options are generally not assignable or transferable except by will or the laws of descent and distribution or, in the case of nonstatutory options only, pursuant to a qualified domestic relations order. Generally, no incentive stock option may be exercised more than three months following termination of the optionholder's employment, unless termination is due to death or disability, in which case the option is exercisable for a maximum of one year after such termination.

     As of March 31, 1997, the Company had approximately 307 employees, all of whom were eligible to participate in the 1994 Plan. The granting of options under the 1994 Plan is discretionary, and the Company cannot now determine the number or type of options to be granted in the future to any particular person or group. Pursuant to the 1994 Plan (i) Stephen N. Gregorio and James T. Pepe have received options to purchase 10,000 shares of Common Stock and 40,000 shares of Common Stock, respectively, (ii) all current executive officers of the Company, as a group, have received options to purchase 127,500 shares of Common Stock, (iii) all non-employee directors have received options to purchase 60,000 shares of Common Stock, and (iv) all employees, including all current officers who are not executive officers, as a group, have received options to purchase 133,700 shares of Common Stock.

     For a description of the federal income tax consequences of stock options granted under the 1994 Plan see "PROPOSAL 2 -- APPROVAL OF 1997 STOCK INCENTIVE PLAN -- Federal Income Tax Consequences" below.

1995 EMPLOYEE STOCK PURCHASE PLAN

     In November 1995 the Board of Directors adopted, and in January 1996 the stockholders approved, the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which became effective on February 16, 1996. The Purchase Plan authorizes the issuance of up to a total of 200,000 shares of Common Stock to participating employees.

     All employees of the Company, including directors of the Company who are employees, and all employees of any participating subsidiaries, (i) whose customary employment is more than 20 hours per week and for more than five months in any calendar year, (ii) who have been employed by the Company or a subsidiary for at least three months prior to enrolling in the Purchase Plan, and (iii) who are employees on the first day of the designated payroll deduction period (the "Offering Period"), are eligible to participate in the Purchase Plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate. As of March 31, 1997, approximately 307 of the Company's employees would have been eligible to participate in the Purchase Plan.

     On the first day of an Offering Period (an "Offering Date"), the Company will grant to each eligible employee who has elected to participate in the Purchase Plan an option to purchase shares of Common Stock as follows: the employee may authorize an amount (a whole percentage from 1% to 10% of such employee's regular pay) to be deducted by the Company from such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. Under the terms of the Purchase Plan, the option price is an amount equal to 85% of the fair market value per share of Common Stock on either the Offering Date or the last day of the Offering Period, whichever is lower. In no event may an employee purchase in any one Offering Period a number of shares which is more than 15% of the employee's annualized base pay divided by 85% of the market value of a share of Common Stock on the Offering Date. The Compensation Committee may, in its discretion, choose an Offering Period of twelve months or less for each of the offerings and choose a different Offering Period for each offering. The first Offering Period commenced on June 1, 1996, and the second offering commenced on December 1, 1996.

     If an employee is not a participant on the last day of the Offering period, such employee is not entitled to exercise any option, and the amount of such employee's accumulated payroll deductions will be refunded. An employee's rights under the Purchase Plan terminate upon voluntary withdrawal from the Purchase Plan at any time, or when the employment of such employee ceases for any reason.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan. The Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. The Purchase Plan is not a qualified plan under Section 401(a) of the Code.

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an Offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the applicable Offering Date, then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Offering Date over the price at which the participant purchased the Common Stock, and (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the applicable Offering Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     Withholding. The amount that a participant elects to have deducted from his or her base pay for the purchase of Common Stock under the Purchase Plan constitutes taxable wages and is subject to withholding.

              PROPOSAL 2 -- APPROVAL OF 1997 STOCK INCENTIVE PLAN

     On April 8, 1997, the Board of Directors of the Company adopted, subject to stockholder approval, the 1997 Stock Incentive Plan (the "1997 Plan"). Up to 500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 1997 Plan.

     The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

     ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES ADOPTION OF THE 1997 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1997 PLAN

     The following is a brief summary of the material terms of the 1997 Plan.

     Description of Awards

     The 1997 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The 1997 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

     Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. Under the 1997 Plan, the Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

     Eligibility to Receive Awards

     Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1997 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which an Award may be granted to any participant under the 1997 Plan may not exceed 100,000 shares per calendar year.

     As of March 31, 1997, approximately 310 persons would have been eligible to receive Awards under the 1997 Plan, including the Company's seven executive officers and three non-employee directors. The granting of Awards under the 1997 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

     On April 8, 1997, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $6.50.

     Administration

     The 1997 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1997 Plan and to interpret the provisions of the 1997 Plan. Pursuant to the terms of the 1997 Plan, the Board of Directors may delegate authority under the 1997 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee to administer certain aspects of the 1997 Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the 1997 Plan, the Board of Directors, the Compensation Committee, or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

     The Board of Directors is required to make appropriate adjustments in connection with the 1997 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1997 Plan), the Board of Directors is authorized to provide for outstanding options or other stock-based Awards to be assumed or substituted for (in which case such assumed or substituted options or Awards will include a provision to the effect that such option or Award shall become immediately exercisable in full if, within the remaining period during which such option or Award shall otherwise become exercisable pursuant to its terms, the plan participant terminates his or her employment for Good Reason (as defined in the 1997 Plan) or is terminated without Cause (as defined in the 1997 Plan) by the surviving or acquiring corporation), to accelerate the Awards to make them fully exercisable prior to consummation of the Acquisition Event or to provide for a cash out of the value of any outstanding options. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 1997 Plan.

     Amendment or Termination

     No Award may be made under the 1997 Plan after April 8, 2007, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1997 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

     Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1997 Plan and with respect to the sale of Common Stock acquired under the 1997 Plan.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1997 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

     Tax Consequences to the Company. The grant of an Award under the 1997 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1997 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company will have a withholding obligation with respect to any ordinary compensation income recognized by participants under the 1997 Plan who are employees or otherwise subject to withholding.

              PROPOSAL 3 -- APPROVAL OF AMENDMENT TO 1995 DIRECTOR
                               STOCK OPTION PLAN

     The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract and retain highly-qualified non-employee directors of the Company. Accordingly, on December 10, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1995 Director Stock Option Plan (the "1995 Director Plan") to increase the annual option grant under the 1995 Director Plan from an option to purchase 2,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant, to an option to purchase 3,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

     The following is a brief summary of the provisions of the 1995 Director
Plan.

     Under the 1995 Director Plan, each director who is not also an employee of the Company or any subsidiary of the Company (an "Eligible Director") receives on June 30 of each year, beginning 1997, a nonstatutory option to purchase shares of Common Stock of the Company. The amendment to the 1995 Director Plan submitted to the stockholders for approval will increase the annual option grant from an option to purchase 2,000 shares of the Company's Common Stock, to an option to purchase 3,000 shares of the Company's Common Stock. In addition, pursuant to the 1995 Director Plan, each Eligible Director received an option to purchase 2,000 shares on February 16, 1996. To date, options to purchase 6,000 shares of the Company's Common Stock, net of cancellations, have been granted under the 1995 Director Plan, and 94,000 shares are available for grant under the plan.

     Options granted under the 1995 Director Plan become exercisable in five equal installments commencing on the date of grant and on each of the first four anniversaries of the date of grant. In the event an optionee ceases to serve as a director, each option granted under the 1995 Director Plan may be exercised by the optionee at any time within 90 days after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. Generally, an option granted under the 1995 Director Plan is nontransferable otherwise than by the laws of descent and distribution or pursuant to a qualified domestic relations order. The 1995 Director Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

     The 1995 Director Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors may modify or amend the 1995 Director Plan in any respect, from time to time, subject to stockholder approval if so required by applicable laws or regulations, provided, however, that the provisions of the 1995 Director Plan relating to eligibility, the option grant dates, the number of shares subject to options granted under the 1995 Director Plan and the option exercise prices for such options may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. For a description of the federal income tax consequences of nonstatutory stock options granted under the 1995 Director Plan, see "PROPOSAL 2 -- APPROVAL OF 1997 STOCK INCENTIVE PLAN -- Federal Income Tax Consequences" above.

     During fiscal 1996, Messrs. Shane and Johnson and Ms. Pfund were each granted an option under the 1995 Director Plan to purchase 2,000 shares of Common Stock at an exercise price of $10.00.

           PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as auditors of the Company for the year ending December 31, 1997, subject to ratification by stockholders at the Meeting. If the stockholders do not ratify the selection of Arthur Andersen LLP, the Board of Directors will reconsider the matter. A representative of Arthur Andersen LLP, which served as auditors for the year ended December 31, 1996, is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any proposal that a stockholder intends to present at the 1998 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, 125 CambridgePark Drive, Cambridge, MA 02140, no later than December 19, 1997 in order to be considered for inclusion in the Proxy Statement relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the Proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATON IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                          By order of the Board of Directors,


                                          Lowell B. Hawkinson
                                          Secretary

April 18, 1997

                                                                     APPENDIX A

                               Gensym Corporation

                            1997 STOCK INCENTIVE PLAN


1.       Purpose

         The purpose of this 1997 Stock Incentive Plan (the "Plan") of Gensym Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Gensym Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) Appointment of Committees. The Board shall appoint a committee or subcommittee of the Board (a "Committee") consisting of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and shall delegate its powers under the Plan to such Committee. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 500,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 4(c), the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 100,000 per calendar year. The Per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

         (c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the


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
number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

         (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:


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
             (1) in cash or by check, payable to the order of the Company;

             (2) except as the Board may otherwise provide in an Option Agreement, (i) by delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price or
(ii) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery.

             (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) by payment of such other lawful consideration as the Board may determine; or

             (4) any combination of the above permitted forms of payment.

6.       Restricted Stock

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) Acquisition Events

             (1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options;
(iv) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

         Each Option or other Award assumed or substituted pursuant to clause
(i) or (v)(B) above shall include a provision to the effect that such Option or Award shall become immediately exercisable (or vested) in full if, within the remaining period during which such Option or Award shall otherwise become exercisable pursuant to its terms, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the optionee's title, authority or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

         An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

             (2) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         (f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


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
         (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.


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
         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

         (e) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

         (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


                                      Adopted by the Board of Directors on
                                       April 8, 1997



                                      Approved by the Stockholders on
                                       __________, 1997


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
                                                                      APPENDIX B

                               GENSYM CORPORATION

                         1995 DIRECTOR STOCK OPTION PLAN
                         -------------------------------


      1.    Purpose
            -------

      The purpose of this 1995 Director Stock Option Plan (the "Plan") of Gensym Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

      2.    Administration
            --------------

      The Compensation Committee of the Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Compensation Committee of the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

      3.    Participation in the Plan
            -------------------------

      Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

      4.    Stock Subject to the Plan
            -------------------------

            (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock, par value $.0l per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

            (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

            (c) All options granted under the Plan shall be non-statutory options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

      5.    Terms, Conditions and Form of Options
            -------------------------------------

      Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

            (a) OPTION GRANT DATES. Options shall be granted on (i) the effective date of the Company's registration statement on Form S-1 relating to the Company's initial public offering of Common Stock to all eligible directors who are directors as of such date, and (ii) to all eligible directors on June 30 of each year commencing June 30, 1997.

            (b) SHARES SUBJECT TO OPTION. Each option granted under the Plan shall be exercisable for 2,000 shares of Common Stock.

            (c) OPTION EXERCISE PRICE. The option exercise price per share for the options granted upon the effective date of the Company's registration statement on Form S-1 relating to the Company's initial public offering shall equal the initial public offering price of the Common Stock. The option exercise price per share for subsequent options granted under the Plan shall equal (i) the last reported sale price per share of the Company's Common Stock on the Nasdaq National Market (or such other national securities exchange or trading system on which the Company's Common Stock may then be listed or quoted) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

            (d) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

            (e) EXERCISE PERIOD. Each option may be exercised on a cumulative basis as to one-fifth of the shares subject to the option on each of the date of grant and the first, second, third and fourth anniversaries of the date of grant of such option, PROVIDED THAT (i) this option shall be exercisable only to the extent exercisable on the date that the optionee ceased to serve as a director of the Company, and (ii) subject to the provisions of Section 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten years from the date of grant.

            (f) EXERCISE PERIOD UPON DISABILITY OR DEATH. Notwithstanding the provisions of Section 5(e), any option granted under the Plan may be exercised, to the extent then exercisable, by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extent then exercisable, upon the death of such optionee while a director of the Company by the person to whom it is transferred by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or by written notice filed pursuant to Section 5(h), in each case within the period of one year after the date the optionee ceases to be such a director by reason of such disability or death; provided that, no option shall be exercisable after the expiration of ten years from the date of grant.

            (g) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

            (h) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

      6.    Assignments
            -----------

      The rights and benefits under the Plan may not be assigned except as provided in Section 5.

      7.    Time for Granting Options
            -------------------------

      All options for shares subject to the Plan shall be granted, if at all, not later than five years after the approval of the Plan by the Company's stockholders.

      8.    Limitation of Rights
            --------------------

            (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

            (b) NO STOCKHOLDER RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his option until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

      9.    Changes in Common Stock
            -----------------------

            (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"). No fractional shares will be issued under the Plan on account of any such adjustments.

            (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

      10.   Amendment of The Plan
            ---------------------

            (a) The provisions of Sections 3, 5(a), (b) and (c) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

            (b) The termination or any modification or amendment of the Plan shall not, without the consent of the optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

      11.   Withholding
            -----------

      The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 11 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

      l2.   Notice
            ------

      Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

      13.   Effective Date and Duration of the Plan
            ---------------------------------------

            (a) The Plan shall become effective upon the closing of the Company's initial public offering, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 10(a)) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

            (b) Unless earlier terminated pursuant to Section 9, the Plan shall terminate upon the earlier of (i) November 2, 2000 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

      14.   General Restrictions.
            --------------------

            (a) The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

            (b) Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

      l5.   Governing Law
            -------------

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.



                                    Adopted by the Board of Directors on
                                    November 22, 1995

                                    Approved by the Stockholders on
                                    January 16, 1996.

             AMENDMENT NO. 1 TO THE 1995 DIRECTOR STOCK OPTION PLAN

                              OF GENSYM CORPORATION


      Section 5(b) of the 1995 Director Stock Option Plan (the "Plan") of Gensym Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

            "(b) SHARES SUBJECT TO OPTION. Each option granted under the Plan shall be exercisable for 3,000 shares of Common Stock."



                                          Adopted by the Board of Directors on
                                          December 10, 1996

                               GENSYM CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 21, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R
O        The undersigned, revoking all prior proxies, hereby appoints Lowell B.
X Hawkinson and Robert L. Moore, and each of them, with full power of Y substitution, as Proxies to represent and vote, as designated hereon, all shares of stock of Gensym Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 21, 1997, at 10:00 a.m., Boston time, at the offices of Hale and Dorr LLP, 26th Floor, 60 State Street, Boston, Massachusetts and at any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


           HAS YOUR ADDRESS CHANGED?        DO YOU HAVE ANY COMMENTS?

           -------------------------        -------------------------

           -------------------------        -------------------------

           -------------------------        -------------------------



                                  SEE REVERSE
                                      SIDE

  X      Please mark votes
-----    as in this example.

                               GENSYM CORPORATION

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

     MARK BOX AT RIGHT
     IF AN ADDRESS CHANGE                     MARK BOX AT RIGHT
     OR COMMENT HAS BEEN                      IF YOU PLAN
     NOTED ON THE REVERSE                     TO ATTEND
     SIDE OF THIS CARD.    ____               THE MEETING.  _____


Please be sure to sign and date this Proxy.
                                          ____________________________________
                                                          Date
_____________________________             ____________________________________
   Stockholder sign here                           Co-owner sign here


1. To elect two Class I Directors to the Board of Directors for the ensuing three years.

     NOMINEES:  John A. Shane and Thomas E. Swithenbank

     For ___    Withheld ___    For All Except  ___

     Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike through the nominee's name. Your shares will be voted for the remaining nominee.

2.   To approve the Company's 1997 Stock Incentive Plan.

     For ___    Against  ___    Abstain ___

3. To approve an amendment to the Company's 1995 Director Stock Option Plan to increase the annual stock option grant from 2,000 to 3,000 shares.

     For ___    Against  ___    Abstain ___

4. To ratify and approve the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the current year.

     For ___    Against  ___    Abstain ___


     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     Please sign exactly as name(s) appear(s) hereon. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.